                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):             February 25, 1998

                      INTERNATIONAL TECHNOLOGY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   Delaware                          1-9037                    33-0001212
(STATE OR OTHER                 (COMMISSION FILE            (I.R.S. EMPLOYER
 JURISDICTION OF                     NUMBER)                IDENTIFICATION NO.)
 INCORPORATION)

          2790 Mosside Boulevard                         15146-2792
          Monroeville, Pennsylvania
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (412) 372-7701

                                     None
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On February 25, 1998, International Technology Corporation ("ITC") announced that its wholly owned subsidiary, IT-Ohio, Inc., an Ohio corporation ("IT-Ohio"), accepted for payment and paid for 13,933,000 shares (the "Shares") of common stock, par value $0.10 per share ("Common Stock"), of OHM Corporation ("OHM") in the cash tender offer for the Shares at $11.50 per share (the "Offer"), which expired at 12:00 midnight New York City time on Tuesday, February 24, 1998.

     Concurrent with the payment by IT-Ohio for the Shares in the Offer, OHM repurchased approximately 2,535,000 shares of Common Stock from a principal shareholder. As a result of the consummation of the Offer and the share repurchase, IT-Ohio owns approximately 54% of the outstanding Common Stock.

     Financing for the Offer was provided under a Credit Agreement entered into on February 25, 1998 by ITC, IT-Ohio and IT Corporation ("IT"), a wholly-owned subsidiary of ITC, which provides for tender offer credit facilities (the "Tender Offer Credit Facilities") in the aggregate amount of $240 million and merger credit facilities (the "Merger Credit Facilities") in the aggregate amount of $425 million. On February 25, 1998, (i) ITC borrowed approximately $54 million under the revolving credit portion of the Tender Offer Credit Facilities and used the proceeds from such loan, together with available cash, to make an approximately $80.2 million capital contribution to IT-Ohio; (ii) IT-Ohio borrowed $80 million under the term loan portion of the Tender Offer Credit Facilities and used the proceeds from such loan and from the capital contribution from ITC to pay for the Shares accepted for payment in the Offer and (iii) IT borrowed approximately $72.5 million under the revolving credit portion of the Tender Offer Credit Facilities and used the proceeds from such loan to refinance outstanding IT indebtedness.

          Pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 15, 1998, among OHM, IT-Ohio and ITC under which the Offer was made, ITC intends to complete the merger of IT-Ohio with and into OHM, with OHM continuing as the surviving corporation (the "Merger"). At the effective time of the Merger, each remaining share of Common Stock outstanding will be converted into the right to receive ITC common stock and cash pursuant to the terms of the Merger Agreement. The directors of IT-Ohio at the effective time of the Merger will be the initial directors of the surviving corporation and the officers of OHM at the effective time of the Merger will be the initial officers of the surviving corporation, in each case from and after the effective time of the Merger until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the surviving corporation's articles of incorporation and regulations. Concurrent with the Merger, ITC intends to borrow under the Merger Credit Facilities for the purpose of refinancing debt outstanding under the Tender Offer Credit Facilities and OHM debt, as well as for working capital purposes.

          OHM (and its predecessors) is one of the largest providers of technology-based, on-site hazardous waste remediation services in the United States. OHM has been in the environmental services business since 1969. OHM has successfully completed approximately 31,000 projects involving contaminated groundwater, soil and facilities. OHM provides a wide range of environmental services, primarily to government agencies and to large chemical, petroleum, transportation and industrial companies. OHM has worked for the United States Environmental Protection Agency, the Department of Defense (including the U.S. Army Corps of Engineers and the U.S. Departments of the Air Force, Army and
Navy), the Department of Energy, a number of state and local governments and a majority of the Fortune 100 industrial and service companies. In addition to its technology-based, on-site remediation services, OHM also offers a broad range of other services, including site assessment, engineering, remedial design and analytical testing. Service is provided through 30 regional offices, one fixed laboratory at its headquarters facility in Findlay, Ohio, eight mobile laboratories and approximately 2,800 pieces of mobile treatment and related field equipment.

          A copy of ITC's press releases, dated February 25, 1998, announcing the expiration of the Offer and the acceptance for payment of shares of Common Stock in the Offer, are filed as exhibits to this Current Report on Form 8-K.

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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial Statements of Businesses Acquired.
              -------------------------------------------

               Financial Statements of OHM Corporation:

               *(i)  Consolidated Balance Sheets, as of December 31, 1997 and
               1996.

               *(ii) Consolidated Statements of Operations for the years ended December 31, 1997, 1996 and 1995.

               *(iii) Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995.

               ________________________

               * Incorporated by reference from OHM Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

          (b)  Pro Form Financial Information.
               ------------------------------

          It is impracticable to file at this time the pro forma financial information required by Item 7(b) of Form 8-K. Such pro forma financial information will be filed or incorporated by reference when available, but in no event later than May 11, 1998.

          (c)  Exhibits.
               --------

               *99.1 Credit Agreement, dated as of February 25, 1998, among ITC, IT Corporation, IT-Ohio, the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, Citicorp USA, Inc., in its capacity as administrative agent, and BankBoston, N.A., in its capacity as documentation agent.

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

               *99.2  Press release dated February 25, 1998 announcing the expiration of the Offer.

               *99.3  Press release dated February 25, 1998 announcing the acceptance of the Shares for payment.

                99.4  Consent of Ernst & Young LLP, independent auditors for OHM
                       Corporation.


________________________________

* Incorporated by reference from Amendment No. 6 to the Schedule 14D-1 filed by ITC and IT-Ohio on February 27, 1998.

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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              INTERNATIONAL TECHNOLOGY
                              CORPORATION


Date: March 5, 1998       By: /s/ James M. Redwine
                              ----------------------------------
                                 James M. Redwine
                                 Senior Corporate Counsel

                                 EXHIBIT INDEX

        Exhibit No.                                  Description
        -----------                                  -----------
           *99.1              Credit Agreement, dated as of February 25, 1998,
                              among ITC, IT Corporation, IT-Ohio, the
                              institutions from time to time party thereto as
                              lenders, the institutions from time to time party
                              thereto as issuing banks, Citicorp USA, Inc., in
                              its capacity as administrative agent, and
                              BankBoston, N.A., in its capacity as documentation
                              agent.

          *99.2               February 25, 1998 Press Release Announcing the
                              Expiration of the Offer.

          *99.3               February 25, 1998 Press Release Announcing the
                              Acceptance of Shares for Payment.

           99.4 Consent of Ernst & Young LLP, independent auditors of OHM Corporation.

________________________________
* Incorporated by reference from Amendment No. 6 to the Schedule 14D-1 filed by ITC and IT-Ohio on February 27, 1998.

                                       6